UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2013

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center 333 Clay Street, Suite 4620, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 652-0582

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2013, Oil States International, Inc. (the “Company”) issued a press release to announce that Lloyd A. Hajdik was appointed Senior Vice President, Chief Financial Officer and Treasurer of the Company. In connection with Mr. Hajdik’s appointment as Senior Vice President, Chief Financial Officer and Treasurer, Bradley Dodson, the Company’s former Senior Vice President, Chief Financial Officer and Treasurer, resigned from his position effective December 9, 2013. Mr. Dodson will serve as Executive Vice President, Accommodations of the Company until the completion of the proposed spin-off of its accommodations business, at which point he will serve as President and Chief Executive Officer of the new public company. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Prior to joining the Company, Mr. Hajdik, age 48 served as the Chief Financial Officer of GR Energy Services, LLC, a privately-held oilfield services entity, from September to November 2013, and Senior Vice President – Finance and Chief Accounting Officer of Helix Energy Solutions Group, Inc. (“Helix”) from November 2008 to April 2013. From May 2013 to August 2013, Mr. Hajdik pursued his personal interests and managed his investments. Mr. Hajdik joined Helix in December 2003 as Vice President and Corporate Controller and was named Chief Accounting Officer in February 2004 and continued in that role until April 2013. Prior to joining Helix, Mr. Hajdik served in a variety of accounting and finance-related roles of increasing responsibility with Houston-based companies, including NL Industries, Inc., Compaq Computer Corporation (now Hewlett Packard), Halliburton’s Baroid Drilling Fluids and Zonal Isolation product service lines, Cliffs Drilling Company and Shell Oil Company. Mr. Hajdik was with Ernst & Young LLP in the audit practice from 1989 to 1995. Mr. Hajdik graduated Cum Laude from Texas State University receiving a Bachelor of Business Administration degree. Mr. Hajdik is a Certified Public Accountant and a member of the Texas Society of CPAs, the American Institute of Certified Public Accountants and Financial Executives International.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.		Description

99.1	—	Press release issued December 9, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc.
(Registrant)

December 10, 2013	/s/ ROBERT W. HAMPTON
(Date)	Robert W. Hampton Senior Vice President, Accounting and Corporate Secretary

Index to Exhibits

Exhibit No.		Description

99.1	—	Press release issued December 9, 2013